UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant ☐

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☒Definitive Proxy Statement
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Magnolia Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 23, 2026

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Magnolia Bancorp, Inc. The meeting will be held at our headquarters, located at 2900 Clearview Parkway, Metairie, Louisiana, 70006, on Thursday, May 28, 2026 at 1:00 p.m., Central Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Magnolia Bancorp, I thank you for your continued interest and support.

Sincerely,

Michael L. Hurley

President and Chief Executive Officer

MAGNOLIA BANCORP, INC. 2900 Clearview Parkway Metairie, Louisiana 70006 (504) 455-2444
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	1:00 p.m., Central Time, Thursday, May 28, 2026

PLACE	Mutual Savings and Loan Association 2900 Clearview Parkway Metairie, Louisiana 70006

ITEMS OF BUSINESS	(1) To elect two directors for a three-year term expiring in 2029, and until their successors are elected and qualified; and

(2) To ratify the appointment of Mauldin & Jenkins, LLC as our independent registered public accounting firm for the year ending December 31, 2026.

To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Magnolia Bancorp common stock of record at the close of business on April 9, 2026 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2025 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name with a broker or other nominee can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Donice Wagner Corporate Secretary

Metairie, Louisiana April 23, 2026

PROXY STATEMENT

OF

MAGNOLIA BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Magnolia Bancorp, Inc., the parent holding company of Mutual Savings and Loan Association (“Mutual Savings”). Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our corporate headquarters located at 2900 Clearview Parkway, Metairie, Louisiana 70006 on Thursday, May 28, 2026 at 1:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about April 23, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 28, 2026. This proxy statement and our 2025 Annual Report on Form 10-K are available on our website at https://mutualsavings.com/investorrelations.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors and the ratification of our independent registered public accounting firm. In addition, management may report on the performance of Magnolia Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the annual meeting, April 9, 2026, are entitled to vote at the meeting. On the record date, we had 832,288 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card or voting instruction form how you want your shares to be voted. Then sign, date and mail your proxy card or voting instruction form in the enclosed prepaid return envelope as soon as possible. You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

Voting instructions from participants in the Magnolia Bancorp, Inc. Employee Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on May 21, 2026, to be used by the plan trustee to determine the votes for shares held in the plan.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposals. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you did not provide instructions for proposal one, then your shares will be considered “broker non-votes” on proposal one.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

●

Second, you may send a written notice to the Secretary of Magnolia Bancorp, Inc., Ms. Donice Wagner, Corporate Secretary, Magnolia Bancorp, Inc., 2900 Clearview Parkway, Metairie, Louisiana 70006, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, and (ii) FOR ratification of the appointment of Mauldin & Jenkins, LLC as our independent registered public accounting firm for the year ending December 31, 2026.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum, a majority of the outstanding shares entitled to vote represented in person or by proxy, present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors. The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for the approval of the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2026. Abstentions and broker non-votes are considered in determining the presence of a quorum, but will not affect the vote required on the proposals to be considered at the annual meeting.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors are elected by our shareholders for staggered terms, and until their successors are elected and qualified. At the annual meeting, shareholders of Magnolia Bancorp will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2029, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. John H. Andressen and Peyton B. Burkhalter as directors. No director is related to any other director or executive officer by first cousin or closer, except that Michal L. Hurley is the father of Robert M. Hurley. Each nominee and each director whose term continues currently serves as a director of Magnolia Bancorp and its subsidiary, Mutual Savings.

Unless otherwise directed, each proxy card signed and returned by a shareholder will be voted for the election of the nominees for director listed in the table below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed in the table below may not be able to serve as a director if elected.

The tables below present information concerning the nominees for director and each director whose term continues, including tenure as a director. Terms as directors for all directors include service as a director of Mutual Savings prior to the formation of Magnolia Bancorp in 2024. Ages are reflected as of December 31, 2025.

Nominees for Director for a Three-Year Term Expiring in 2029

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

John H. Andressen

Director. Currently retired. Previously, Manager of PJ’s Coffee of New Orleans from July 2015 to March 2023. Director since 1997. Mr. Andressen brings employee management expertise to the Board as a human resource manager for a local retail business. Age 65.

Peyton B. Burkhalter

Director. Attorney with the Law Office of Peyton Burkhalter since October 1995 and General Contractor with DEPP Construction Company LLC, Mandeville, Louisiana since April 2003. Director since 2012. Mr. Burkhalter brings expertise as a practicing attorney and homebuilder in the local community to the Board. Age 56.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

Directors Whose Terms Expire in 2027

Anita C. Cambre

Director. Controller/ CFO of Con-Tech International, a supplier of industrial parts to the heavy industry, in New Orleans, Louisiana. Previously Vice President and Chief Financial Officer of Mutual Savings from May 2023 to September 2025 and Senior Accountant from May 2022. Previously served as Controller and General Manager of CounterTop Factory, Kenner, Louisiana from October 2017 to May 2022. Director since 2023. Ms. Cambre brings management and financial expertise to the Board, as well as knowledge of Magnolia Bancorp’s internal audit function. Age 53.

Robert M. Hurley

Director. Owner of Hurley Homes, LLC, a homebuilding company located in Covington, Louisiana, since 2003. Director since 1996. Mr. Robert Hurley brings expertise in the local real estate market to the Board. Age 51.

Directors Whose Terms Expire in 2028

Michael L. Hurley

Chairman of the Board, President and Chief Executive Officer of Magnolia Bancorp since May 2004. President and Chief Executive Officer of Mutual Savings since 1984 and Chairman of the Board since 1993. Mr. Michael Hurley brings his extensive knowledge of Mutual Savings, management experience and expertise in the banking industry to the Board. Age 77.

Jason L. Manson

Director. Vice President of Larry Loyd Construction Co., Inc., Abita Springs, Louisiana, since April 2016. Director since 2012. Mr. Manson brings knowledge of construction management to the Board as an officer in charge of civil construction management. Age 54.

Executive Officers and Other Senior Management of Magnolia Bancorp and Mutual Savings

The only executive officers of Magnolia Bancorp and Mutual Savings are Michael L. Hurley, whose positions, business experience and age are set forth above, and Donice Wagner.

Donice Wagner joined Magnolia Bancorp and Mutual Savings on June 2, 2025 to assist in aligning internal controls and financial reporting with Magnolia Bancorp’s objectives and goals. She was appointed as their Executive Vice President, Chief Financial Officer and Secretary effective September 18, 2025. Ms. Wagner, a certified public accountant and a Chartered Global Management Accountant, previously served as the Senior Vice President and Chief Financial Officer of Liberty Bank and Trust in New Orleans, Louisiana from August 2021 to February 2025. From March 2025 through May 2025 and from 2006 to 2021, Ms. Wagner was an independent consultant in Metairie, Louisiana. Age 59.

Committees and Meetings of the Board of Directors

The Board of Directors of Magnolia Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the year ended December 31, 2025, the Board of Directors of Magnolia Bancorp held five meetings. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period. We have determined that directors Andressen, Burkhalter and Manson are independent directors as defined in the OTCQB Standards, which define independent director as a person other than an executive officer or employee of the company or any other person having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in fulfilling their responsibilities as a director.

Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee’s charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors the integrity of the financial reporting processes and system of internal controls. The Board of Directors has identified Mr. Manson as a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert. The Board of Directors believes that all of the Audit Committee members have sufficient expertise to fulfill their fiduciary duties. The Audit Committee met five times during 2025.

The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.mutualsavings.com under the “Investor Relations” heading.

Compensation Committee. The Compensation Committee reviews the compensation of our executive officers. No member of the Compensation Committee is a current or former officer or employee of Magnolia Bancorp or Mutual Savings. The Compensation Committee has adopted a written charter which is available on our website at www.mutualsavings.com under the “Investor Relations” heading. The Compensation Committee met one time during 2025.

Nominating and Corporate Governance Committee. Nominations for director of Magnolia Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.mutualsavings.com under the “Investor Relations” heading. The Nominating and Corporate Governance Committee met two times during 2025.

Committee Membership. The following table sets forth the membership of the committees as of the date of this proxy statement.

Director	Audit	Compensation	Nominating and Corporate Governance
John H. Andressen	*	**	*
Peyton B. Burkhalter	*	*	**
Jason L. Manson	**	*	*

________________

*         Member

**         Chair

Corporate Governance Policies and Procedures

In addition to establishing committees of our board of directors, we have adopted several policies to govern the activities of both Magnolia Bancorp and Mutual Savings, including corporate governance policies and a code of business conduct and ethics. The corporate governance policies involve such matters as the following:

•	the composition, responsibilities and operation of our board of directors;

•	the establishment and operation of board committees, including audit, nominating/corporate governance and compensation committees;

•	convening executive sessions of independent directors; and

•	our board of directors’ interaction with management and third parties.

The code of business conduct and ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the code of business conduct and ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Insider Trading Policies

The Company has adopted an Insider Trading Policy governing transactions in the Company’s securities (including purchases, sales and other dispositions of the Company’s securities) by directors, officers and employees of the Company and its subsidiary, which the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. A copy of the Company’s Insider Trading Policy was filed as Exhibit 19 to the Company’s December 31, 2024 Form 10-K.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. The Code of Business Conduct and Ethics is posted in the Investors section of the Company’s website at www.mutualsavings.com. Any amendments to, or waivers of, the Code of Business Conduct and Ethics to the extent applicable to the Company’s principal executive officer, principal financial officer or principal accounting officer) will be posted on the Company’s website or made available by other appropriate means as required or permitted under applicable rules and regulations of the Securities and Exchange Commission.

Board Leadership Structure

Our board of directors is led by a Chairman selected by the Board from time to time. Presently, Michael L. Hurley serves as Chairman of the Board. We have determined that Messrs. Andressen, Burkhalter and Manson are independent directors as defined in the OTCQB Standards.

The board of directors determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Magnolia Bancorp and avoids potential conflicts among directors. In addition, as the Chief Executive Officer, Mr. Hurley is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Magnolia Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the board of directors which promotes the development and implementation of our corporate strategy.

The board of directors is aware of the potential conflicts that may arise when an insider chairs the Board but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, cybersecurity risk and reputational risk. Management is responsible for the day-to-day management of the risks Mutual Savings faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. The board of directors regularly discusses with management our major risk exposures, their potential impact on our business and steps taken to address them.

Members of senior management regularly attend meetings of the board of directors and address any questions or concerns raised by the board on risk management or other matters. The board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Mutual Savings’ lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets. In addition, members of management keep the Board informed of the state of our cybersecurity posture and any developments or incidents related to our cybersecurity exposure.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so. All of our directors attended our annual meeting of shareholders in September 2025.

Director Nominations

The Nominating and Corporate Governance Committee’s charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the U.S. Securities and Exchange Commission); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Director Compensation

Each director of Mutual Savings currently receives $550 monthly, regardless of meeting attendance. The Board of Directors of Mutual Savings met 12 times during the year ended December 31, 2025. Each of the current directors of Magnolia Bancorp also serves as a director of Mutual Savings. No additional director fees are currently being paid to directors for their service on the Magnolia Bancorp Board of Directors.

The following table sets forth total compensation paid to directors of Mutual Savings during the year ended December 31, 2025, other than Mr. Michael Hurley and Ms. Cambre whose compensation is set forth below under “—Executive Compensation.”

Nam	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	All Other Compensation	Total
Joseph Andressen	$6,600	$18,654	$12,171	$-	$37,425
Peyton Burkhalter	6,600	18,654	12,171	260	37,685
Robert Hurley	6,600	18,654	12,171	-	37,425
Jason Manson	6,600	18,654	12,171	2,650	40,075

(1)

Represents the grant date fair value of 1,667 restricted stock awards granted to each of the above directors during November 2025. The restricted stock awards are scheduled to vest in equal annual installments over five years on the anniversary of the grant date.

(2)

Represents the grant date fair value of 4,168 options granted to each of the above directors during November 2025. The options are scheduled to vest in equal installments over five years on the anniversary of the grant date. Assumptions used in the calculation of the grant date fair value of these stock options are included in Note 9 to the Company’s audited consolidated financial statements contained in the Company’s December 31, 2025 Form 10-K.

Narrative to Director Compensation Table. Members of our Board of Directors receive no compensation for membership on the Board of Magnolia Bancorp. During 2025, each director of Mutual Savings received $550 monthly, regardless of meeting attendance. No additional fees are paid for serving on Board committees.

During the year ended December 31, 2025, we made grants and awards of restricted stock and stock options to various members of our Board of Directors under our 2025 Recognition and Retention Plan and our 2025 Stock Option Plan. Each of our non-employee directors (other than Ms. Cambre) received a grant of 1,667 shares of restricted stock and an award of 4,168 stock options. The grants and awards of restricted stock and stock options are vesting at a rate of 20% per year commencing on November 20, 2026 and will be fully vested as of November 20, 2030. The stock options have an exercise price of $11.19 per share and must be exercised by, or will expire on, November 20, 2035.

Transactions With Related Persons

Mutual Savings offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other purposes. These loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Mutual Savings, and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Mutual Savings, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties, unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Mutual Savings to its executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	All Other Compensation (2)	Total
Michael L. Hurley President and Chief Executive Officer	2025 2024	$295,630 295,630	$93,291 -	$48,691 -	$69,248 59,793	$506,860 355,423

Donice Wagner Executive Vice President and Chief Financial Officer (since September 2025)	2025 2024	97,591 -	11,190 -	- -	- -	108,781 -

Anita C. Cambre (3) Vice President, Chief Financial Officer and Secretary (to September 2025)	2025 2024	11,203 77,673	- -	- -	6,600 8,232	17,803 85,905

________________________

(1)

Reflects the aggregate grant date fair value of stock award based upon the stock price on the date of the award in accordance with FASB ASC Topic 718. The stock awards granted pursuant to the 2025 Recognition and Retention Plan and Trust Agreement vest at a rate of 20% per year beginning on November 20, 2026.

(2)

Includes for Mr. Michael Hurley the following for 2025: (i) $25,241 automobile-related expenses, including $18,979 depreciation expense, (ii) $21,923 of health and dental insurance premiums, representing the difference between 100% of the premium coverage for Mr. Hurley and his spouse paid by Mutual Savings and the percentage paid by Mutual Savings for other employees, (iii) Board fees of $6,600, and (iv) $15,484, the fair value, based on a closing price of $11.85 on December 31, 2025, of the shares of Magnolia Bancorp common stock allocated to his employee stock ownership plan account. Includes for Ms. Cambre Board fees of $6,600.

(3)

Ms. Cambre announced in September 2024 that she had accepted another full-time job but continued to stay in her current positions on a part-time basis being paid on an hourly basis. Ms. Cambre voluntarily resigned as an employee in September 2025.

The Board of Directors approved the above salaries, stock awards and option awards. The compensation was based on the board’s perception of the local market for executive officer compensation and was intended to ensure that the Company remained competitive in attracting and retaining qualified executive officers. The Company does not maintain a written bonus plan, although we have historically paid bonuses to our employees.

Outstanding Equity Awards at Year-End

The table below sets forth outstanding equity awards to our named executive officers under our 2025 Stock Option Plan and 2025 Recognition and Retention Plan at December 31, 2025. We have not made any equity incentive plan awards that are subject to performance conditions.

	Option Awards (1)				Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($) (2)
Michael L. Hurley	-	16,675	$11.19	11/20/2035	8,337	$98,793
Donice Wagner	-	-	-	-	1,000	11,850
Anita C. Cambre		-	-	-	-	-

______________________

(1)	Awards vest pro rata over a five-year period from the grant date, with the first 20% vesting one year after the grant date.

(2)	Amounts are based on Magnolia Bancorp’s common stock closing price of $11.85 on December 31, 2025.

Practices Related to the Grant of Equity Awards

Equity awards are discretionary and are generally granted to our directors, officers and employees by the Compensation Committee of the Board of Directors. During 2025, all grants of equity awards were made on November 20, 2025, well after the Company's financial results for the quarter ended September 30, 2025 were publicly disclosed. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Employment Agreements

Magnolia Bancorp and Mutual Savings entered into an employment agreement in May 2024 with Michael L. Hurley, our Chairman, President and Chief Executive Officer. The initial term of the employment agreement was for a period ending on December 31, 2026, with the term to be extended annually for one year on each December 31st starting December 31, 2024 unless either Magnolia Bancorp or Mutual Savings or the executive gives notice at least 30 days prior to such December 31st that the agreement shall not be extended. The employment agreement provided for an initial annual base salary of $295,630, which may be increased by the Boards of Directors but may not be decreased without the executive’s written consent. As of December 31, 2025, Mr. Michael L. Hurley’s annual base salary was $295,630.

The employment agreement provides that the executives shall be entitled to participate in all benefit plans provided to executives and employees of Mutual Savings. In addition, the employment agreement provides that we will continue to pay 100% of the premiums for the medical and dental insurance coverage for him and his spouse and provide him with an Association-owned automobile, with Mutual Savings to be responsible for the payment of all expenses associated with the use of such vehicle. including but not limited to insurance, maintenance, repairs and gas.

The employment agreement is terminable with or without cause by either Magnolia Bancorp or Mutual Savings. The executive has no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination by the executive without good reason, as defined in the agreement and which includes, among other things, a material change in the executive’s position, salary or duties without the executive’s consent. In addition, no compensation or benefits are payable under the employment agreement if the executive’s employment is terminated due to death, disability or retirement or by either Magnolia Bancorp or Mutual Savings for cause, in each case other than compensation earned prior to the date of termination.

If prior to a change in control the executive terminates his employment for good reason or Magnolia Bancorp or Mutual Savings terminates his employment other than for cause, disability or death, then the executive will be entitled to (i) a lump sum payment equal to two times the executive’s annual cash compensation (highest annual salary plus the average cash bonuses earned during the two years immediately preceding the year in which the date of termination occurs), (ii) the continuation of the executive’s participation in all group insurance, life insurance, health, dental, vision and accident insurance and disability insurance plans at no premium cost to the executive, until the earlier to occur of the date the executive obtains full-time employment with another employer (which provides substantially similar benefits) or the passage of two years from the date of termination of the executive’s employment, and (iii) a lump sum cash payment equal to the projected cost of providing the executive with benefits for two years pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which the executive was entitled to participate. In the event the executive’s continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Internal Revenue Code, or if any such group insurance plan is discontinued, then Magnolia Bancorp or Mutual Savings shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to the executive equal to the projected cost of providing continued coverage to the executive until the two-year anniversary of the executive’s date of termination.

In the event that the executive’s employment is terminated by us in connection with a change in control, as defined in the employment agreement, for other than cause, disability or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive’s employment (i.e., good reason) following a change in control, the executive will be entitled to (i) a lump sum cash severance payment equal to three times the executive’s annual cash compensation as described above, (ii) the continuation of the executive’s participation in all group insurance, life insurance, health, dental, vision and accident insurance and disability insurance plans at no premium cost to the executive, until the earlier to occur of the date the executive obtains full-time employment with another employer (which provides substantially similar benefits) or the passage of three years from the date of termination, and (iii) a lump sum cash payment equal to the projected cost of providing the executive with benefits for three years pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which the executive was entitled to participate.

The employment agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Magnolia Bancorp or Mutual Savings pursuant to Section 280G of the Internal Revenue Code or subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

The employment agreement provides that the executive will not engage in certain competitive activities or solicit our customers and employees during the 12 months immediately following the termination of the executive’s employment. The employment agreement also provides that if any dispute that arises in connection with the termination of the executive’s employment is resolved in favor of the executive, then the executive shall be entitled to the reimbursement of legal fees and back pay.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a profit sharing plan which permits discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

Retirement Trust. Mutual Savings sponsors the Mutual Savings & Loan Association Retirement Trust, which is a tax-qualified, defined contribution profit-sharing plan without a cash or deferred arrangement. An employee of Mutual Savings is eligible to become a participant in the plan after completing one year of service, consisting of at least 1,000 hours of service within a period of 12 consecutive months, as of the first day of the plan year nearest the date the eligibility conditions are satisfied, provided the employee is still employed as of such date. Mutual Savings may make a discretionary profit-sharing contribution to the Retirement Trust, with the amount determined by the board of directors each year. The profit-sharing contribution is allocated among the accounts of each participating employee in proportion to the employee’s covered compensation to the total covered compensation of all participating employees. The employees become 20% vested in their account balances after two years of service, with the vesting increasing by 20% for each additional year of service until the employee is 100% vested after six years of service. A participant becomes fully vested upon reaching normal retirement age (age 62) if still employed or if the participant’s employment is terminated due to death or disability. Employees are not permitted to make salary deferral contributions or “catch up” contributions in any amount.

Upon termination of employment, including following retirement or disability, a participant may withdraw his or her vested account balance or defer commencement of the receipt of benefits until April 1 of the calendar year following the later of (i) the calendar year in which the participant reaches his or her required minimum distribution age, or (ii) the calendar year in which he or she retires. Normal retirement age under the profit-sharing plan is age 62. A participant may elect a single lump sum payment or annual installments over a period not in excess of the participant’s remaining life expectancy. If a participant dies prior to receipt of the entire value of his or her profit-sharing plan account, the beneficiary can elect from among the benefit payment forms available under the profit-sharing plan, including a lump sum distribution, installment payments and life expectancy distributions.

Employee Stock Ownership Plan. Magnolia Bancorp has established an employee stock ownership plan for our employees, which purchased 66,700 shares or 8.0% of the common stock issued in the conversion on January 14, 2025. Employees who have been credited with at least 1,000 hours of service during a 12-month period are eligible to participate in Magnolia Bancorp’s employee stock ownership plan.

As part of the conversion, in order to fund the plan’s purchase of 66,700 shares, the employee stock ownership plan borrowed $667,000 from Magnolia Bancorp. Such loan equaled 100% of the aggregate purchase price of the common stock acquired by our employee stock ownership plan. The loan to the employee stock ownership plan, which has a term of 30 years, will be repaid principally from Mutual Savings and Loan Association contributions to the employee stock ownership plan, and the collateral for the loan is the common stock purchased by the employee stock ownership plan. The interest rate for the employee stock ownership plan loan is a fixed rate of 7.50%, which was the prime rate on the date the employee stock ownership plan entered into the loan. We may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares by Magnolia Bancorp or upon the sale of treasury shares by Magnolia Bancorp. Such purchases, if made, would be funded through additional borrowings by the employee stock ownership plan or additional contributions from Mutual Savings. The timing, amount and manner of future contributions to the employee stock ownership plan will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

The shares purchased by our employee stock ownership plan with the loan proceeds are held in a suspense account and are released for allocation to participants on a pro rata basis as debt service payments are made. Shares released from the employee stock ownership plan are allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s compensation, consisting of salary and bonus, to the total of such compensation of all eligible employee stock ownership plan participants. Forfeitures may be used for several purposes such as the payment of expenses or be reallocated among remaining participating employees. Account balances of participants in the employee stock ownership plan become 20% vested after two years of service, with the vesting increasing by 20% for each additional year of service until the participant is 100% vested after six years of service. Credit is given for years of service with Mutual Savings prior to adoption of the employee stock ownership plan. In the case of a “change in control,” as defined in the employee stock ownership plan, however, participants will become immediately fully vested in their account balances. Participants will also become fully vested in their account balances upon death, disability or retirement. Benefits may be payable upon retirement or separation from service.

2025 Stock Option Plan and 2025 Recognition and Retention Plan

Outstanding restricted stock awards of the Company’s common stock, including those granted to the executive officers, will accelerate and immediately vest, to the extent not previously vested or forfeited, in the event of the award holder’s death or disability or in the event of a change in control (as defined in the restricted stock award agreements). In addition, pursuant to the Company’s 2025 Stock Option Plan, all outstanding awards under the 2025 Stock Option Plan will immediately vest or become exercisable upon an optionee’s death or disability or upon a change in control (as defined in the Company’s 2025 Stock Option Plan). In the event that vesting is accelerated, any unrecognized stock-based compensation expense would be immediately recognized.

The following restrictions apply to the stock-based benefit plans:

●	non-employee directors in the aggregate may not receive more than 30% of the stock options and of the shares of restricted common stock authorized under the plan;
●	any non-employee director may not receive more than 5% of the stock options and of the restricted stock awards authorized under the plan;
●	any officer or employee may not receive more than 25% of the stock options and of the restricted stock awards authorized under the plan;
●	the stock options and the shares of restricted common stock may not vest more rapidly than 20% per year, beginning on the first anniversary of the date of grant;
●	accelerated vesting is not permitted except for death, disability or upon a change in control of Magnolia Bancorp or Mutual Savings; and
●

a requirement that executive officers and directors must either exercise or forfeit their stock options if Mutual Savings becomes critically undercapitalized, becomes subject to an enforcement action by a federal banking agency or receives a capital directive.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

Our Audit Committee has appointed Mauldin & Jenkins, LLC, an independent registered public accounting firm, to perform the audit of Magnolia Bancorp’s financial statements for the year ending December 31, 2026, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by Mauldin & Jenkins that neither that firm nor any of its associates has any relationship with Magnolia Bancorp or Mutual Savings other than the usual relationship that exists between independent registered public accounting firms and their clients. Mauldin & Jenkins will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Mauldin & Jenkins as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Mauldin & Jenkins is compatible with maintaining their independence. Each new engagement of Mauldin & Jenkins will be approved in advance by the Audit Committee, and none of those engagements will make use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Change in Accounting Firm

EisnerAmper LLP performed audits of the consolidated financial statements of Magnolia Bancorp and Mutual Savings for the year ended December 31, 2025 and of the financial statements of Mutual Savings for the years ended December 31, 2024 and 2023. On January 22, 2026 (the "Notice Date"), Magnolia Bancorp notified EisnerAmper LLP that it was not being re-hired as the Company's independent registered public accounting firm for calendar 2026. EisnerAmper LLP continued to complete its audit of the Company’s consolidated financial statements for 2025. The decision to change the Company's independent registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors.

EisnerAmper LLP’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2024 and from December 31, 2024 through the Notice Date, there were no (i) disagreements between Magnolia Bancorp (including Mutual Savings) and EisnerAmper LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused EisnerAmper LLP to make reference to the subject matter of such disagreements in connection with its report on the financial statements of Mutual Savings for calendar 2024 and 2023 or its then upcoming report on the Company’s consolidated financial statements for 2025, or (ii) "reportable events," as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, except with respect to clause (ii) for the disclosure of the material weaknesses in Magnolia Bancorp’s (including Mutual Savings) internal control over financial reporting as disclosed in Part II, Item 9A of our Annual Report on Form 10-K for the year ended December 31, 2024.

The Company furnished EisnerAmper LLP with a copy of this disclosure prior to filing with the SEC and requested that EisnerAmper LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to EisnerAmper LLP’s audit services and engagement as the independent registered public accounting firm for Magnolia Bancorp for 2025 and for Mutual Savings for 2024 and 2023. EisnerAmper LLP has furnished a letter addressed to the SEC dated January 28, 2026, a copy of which was filed as Exhibit 16.1 to Magnolia Bancorp’s current report on Form 8-K.

On January 22, 2026, the Company notified Mauldin & Jenkins, LLC that it had been selected to serve as the Company's independent registered public accounting firm for the year ending December 31, 2026. Mauldin & Jenkins’ appointment for the 2026 audit became effective following satisfactory completion of Mauldin & Jenkins’ client acceptance procedures and execution of an engagement letter.

During the two years ended December 31, 2024 and from December 31, 2024 through the Notice Date, neither Magnolia Bancorp nor anyone on its behalf consulted Mauldin & Jenkins, LLC with respect to any accounting or auditing issues involving Magnolia Bancorp or Mutual Savings. In particular, there was no discussion with Magnolia Bancorp or Mutual Savings regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Magnolia Bancorp’s or Mutual Savings’ financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with EisnerAmper LLP, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K, except that Magnolia Bancorp notified Mauldin & Jenkins that material weaknesses in internal controls existed as of December 31, 2024 and 2023.

Audit Fees

The following table sets forth the aggregate fees paid by us to Eisner Amper LLP for professional services rendered in connection with the audit of the financial statements of the Company for 2025 and 2024, respectively, as well as the fees paid by us to EisnerAmper LLP for audit-related services, tax services and all other services rendered to us during 2025 and 2024, respectively.

	Year Ended December 31,
	2025	2024
Audit fees(1)	$134,395	$313,998
Audit-related fees	-	-
Tax fees	5,500	5,500
All other fees	-	750
Total	$139,895	$320,248

________________

(1)

Audit fees were for the audits of the Company’s annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission. The audit fees for 2024 also include fees related to EisnerAmper’s consent for the Company’s Registration Statement on Form S-1 filed during 2024.

Each new engagement of EisnerAmper LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Mauldin & Jenkins as our independent registered public accounting firm for the year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Magnolia Bancorp for the year ended December 31, 2025 with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Magnolia Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Jason L. Manson, Chair
John H. Andressen
Peyton B. Burkhalter

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables below set forth, as of April 9, 2026 the voting record date, certain information as to our common stock beneficially owned by (1) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (2) our directors and named executive officers, and (3) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of April 9, 2026(1)
Name of Beneficial Owner	Amount		Percentage

5% Shareholders:
Magnolia Bancorp, Inc. Employee Stock Ownership Plan 2900 Clearview Parkway Metairie, Luisiana 70006	66,700	(2)	8.0%

Directors:
Michael L. Hurley	37,994	(3)(4)	4.6%
John H. Andressen	5,000	(3)	*
Peyton B. Burkhalter	5,000	(3)	*
Anita C. Cambre	-		*
Robert M. Hurley	5,000	(3)(5)	*
Jason L. Manson.	5,000	(6)	*

All Directors and Executive Officers as a Group (seven persons)	57,994	(6)(14)	7.0%

___________________

*	Represents less than 1% of our outstanding common stock.

(1)

Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security. The amounts shown exclude stock options (none of which are exercisable within 60 days) and unvested stock awards.

(2)

As of April 9, 2026, 2,223 shares held in the Magnolia Bancorp, Inc. Employee Stock Ownership Plan trust (the “ESOP”) had been allocated to the accounts of participating employees. Under the terms of the plan, Mr. Manson as the plan trustee will vote all allocated shares in accordance with the instructions of the participating employees, with any unallocated shares generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participants.

(3)	The shares are held jointly with his spouse, except for 1,307 shares held in his ESOP account.

(4)	Excludes shares held by his son Robert M. Hurley.

(5)	Excludes shares held by his father Michael L. Hurley and 10,000 shares held by his father-in-law.

(6)	Represents shares held in Mr. Manson’s individual retirement account. Excludes shares held by the Magnolia Bancorp, Inc. Employee Stock Ownership Plan, of which Mr. Manson is the trustee.

Section 16(a) Reports

General. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and 10% stockholders to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. The Company’s directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. We know of no person who owns 10% or more of our common stock. Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, the Company believes that its directors and executive officers complied with all Section 16(a) filing requirements applicable to them for the fiscal year ended December 31, 2025.

Delinquent Section 16(a) Reports. Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the year ended December 31, 2025, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

Trading Arrangements

None of our directors or executive officers have entered into a Rule 10b5-1 trading arrangement or a non-Rule 10b5-1 trading arrangement to purchase or sell shares of our common stock.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Magnolia Bancorp relating to the next annual meeting of shareholders, which is expected to be held in May 2027, must be received at our principal executive offices located at 2900 Clearview Parkway, Metairie, Louisiana 70006, Attention: Donice Wagner, Corporate Secretary, no later than December 24, 2026. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of shareholders expected to be held in May 2027, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than December 24, 2026. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Article 9.D. of our Articles of Incorporation.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. To be timely with respect to the annual meeting of shareholders expected to be held in May 2027, this notice must be received by December 24, 2026. Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of our Articles of Incorporation. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Magnolia Bancorp’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 30, 2027. We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications. Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Magnolia Bancorp, Inc., c/o Donice Wagner, Corporate Secretary, 2900 Clearview Parkway, Metairie, Louisiana 70006.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2025 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Donice Wagner, Corporate Secretary, Magnolia Bancorp, 2900 Clearview Parkway, Metairie, Louisiana 70006. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Magnolia Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

MAGNOLIA BANCORP, INC.
This proxy is solicited by the Board of Directors

Annual Meeting of Shareholders
May 28, 2026 1:00 P.M., Central Time

REVOCABLE PROXY

The undersigned appoints the Board of Directors of Magnolia Bancorp, Inc., and each of them, as proxies, each with full powers of substitution, and authorizes each of them to represent and to vote, as designated below hereof, all of the shares of common stock of Magnolia Bancorp, Inc. held of record by the undersigned at the close of business on April, 9, 2026, at the Annual Meeting of Shareholders of Magnolia Bancorp, Inc. to be held on May 28, 2026, at 1:00 p.m. Central Time or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE TWO NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 28, 2026
The proxy statement and our 2025 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/mgno2026

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. To elect as directors, to serve for a term of three years or until their successors shall have been elected and qualified.

	FOR	WITHHOLD
01. John H. Andressen	☐	☐
02. Peyton B. Burkhalter	☐	☐

2. The ratification of the appointment of Mauldin & Jenkins, LLC as Magnolia Bancorp, Inc.'s independent registered public accounting firm.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please give your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Date: ____________________, 2026

____
Signature

____
Signature (Co-owner)

☐ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

____

____

☐ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote by Internet, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting instructions are on the reverse.

Voting Instructions

You may vote your proxy in the following ways:

Via Internet:

- Login to https://annualgeneralmeetings.com/mgno2026
- Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company
Attn: Proxy Department
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Central Time, on May 27, 2026.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

April 23, 2026

To:  Participants in the Magnolia Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) Re:  Instructions for voting shares of Magnolia Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Magnolia Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Magnolia Bancorp allocated to your account in the Magnolia Bancorp, Inc. ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, our Annual Report on Form 10-K for the year ended December 31, 2025, and a Voting Instruction Form. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Form in the envelope provided or voting by the Internet. In order to be effective, your voting instructions must be received no later than 11:59 p.m. Eastern Time on May 21, 2026.

We urge each of you to vote, as a means of participating in the governance of the affairs of Magnolia Bancorp. If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP. If you also own shares of Magnolia Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Very truly yours,

Michael L. Hurley

President and Chief Executive Officer

MAGNOLIA BANCORP, INC.
ESOP VOTING INSTRUCTION FORM

Annual Meeting of Shareholders
May 28, 2026 1:00 P.M., Central Time

The undersigned participant in the Magnolia Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP") hereby instructs the trustee of the ESOP to vote, as designated below, all of the shares of common stock of Magnolia Bancorp, Inc. allocated to my ESOP account as of the close of business on April 9, 2026, at the Annual Meeting of Shareholders of Magnolia Bancorp, Inc. to be held on May 28, 2026, at 1:00 p.m. Central Time or at any adjournment thereof.

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, MY ALLOCATED ESOP SHARES WILL BE VOTED "FOR" THE TWO NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE UNDERSIGNED HEREBY REVOKES ANY VOTING INSTRUCTIONS HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE ESOP TRUSTEE MAY LAWFULLY DO BY VIRTUE HEREOF.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 28, 2026. The proxy statement and our 2025 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/mgno2026

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. To elect as directors, to serve for a term of three years or until their successors shall have been elected and qualified.

	FOR	WITHHOLD
01. John H. Andressen	☐	☐
02. Peyton B. Burkhalter	☐	☐

2. The ratification of the appointment of Mauldin & Jenkins, LLC as Magnolia Bancorp, Inc.'s independent registered public accounting firm.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this Voting Instruction Form and sign your name exactly as it appears hereon.

Date: ______________________, 2026

____
Signature

If you vote by Internet, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting instructions are on the reverse.

Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to https://annualgeneralmeetings.com/mgno2026
  - Enter your control number (12 digit number located below)

- Via Mail:

  Pacific Stock Transfer Company
  Attn: Proxy Department
  6725 Via Austi Parkway, Suite 300
  Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Central Time, on May 21, 2026.

Your Internet vote authorizes the trustee of the Magnolia Bancorp Employee Stock Ownership Plan to vote your allocated shares in the ESOP in the same manner as if you marked, signed and returned your proxy card.